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                                                                    EXHIBIT 10.4


                              CONSULTING AGREEMENT


         This Consulting Agreement ("Agreement") is entered into this 1st day of March, 1996 between AVIATION GROUP, INC., a Texas corporation
("Corporation"), and CHARLES E. WEED ("Consultant"), but effective for all purposes as of the expiration or termination of the existing Consulting Agreement between Consultant and Pride Aviation, Inc., which Consultant agrees shall not be renewed.

                                    RECITALS

         A. Corporation desires to engage Consultant to provide certain financial and business consulting services to Corporation with respect to Corporation's businesses, and Consultant desires to accept such engagement, all upon the terms and conditions hereinafter set forth.

         B. This Agreement shall govern the consulting relationship between the parties from the date hereof and it supersedes all previous agreements between them, either written or oral, heretofore made.

         NOW THEREFORE, in consideration of the covenants herein contained, the parties hereto hereby agree as follows:

         1.      Recitals.  The above recitals are true and correct.

         2. Consulting Agreement. Corporation hereby engages the services of Consultant to provide to Corporation and its subsidiaries the financial and business consulting services hereinafter specified. Consultant hereby accepts such engagement and agrees to provide the financial and business consulting services hereinafter specified. Consultant is an independent contractor and shall not be deemed or construed to be an employee or agent of Corporation or any of its subsidiaries for any purposes whatsoever.

         3. Services to be Provided by Consultant. Consultant shall make himself available to Corporation and its subsidiaries, in person or by telephone, from time to time, for the purpose of reviewing materials furnished to Consultant with respect to the business and financial affairs of Corporation and its subsidiaries, and of conferring or consulting with, and otherwise advising, Corporation, its subsidiaries and their respective officers and directors with respect to the management, development and expansion of the businesses of Corporation and its subsidiaries and with respect to the availability, terms and sources of financing for Corporation and its subsidiaries from sources in the United States of America and, in particular, the State of Louisiana. Consultant
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shall also confer with and assist Corporation and its subsidiaries in their relationships with the Louisiana Economic Development Corporation, local and state governmental agencies in the State of Louisiana, officials of Iberia Parish, Louisiana and the Iberia Parish Airport Authority and other Louisiana organizations, agencies and firms. Corporation may require Consultant to travel in connection with his rendering of the foregoing services. Corporation agrees to provide Consultant with any and all information which he may reasonably request to enable him to carry out his obligations hereunder. Consultant shall provide such services at such times as Corporation may reasonably request or at such other times as may be mutually agreed upon by Consultant and Corporation. Consultant shall devote such energy, skill, and working time as may be necessary for the faithful and diligent performance of the foregoing services, but in no event will such time be more than twenty hours per week unless agreed to by Consultant.

         4. Term. The term of this Agreement shall commence on the effective date hereof and unless sooner terminated hereunder shall continue for twenty-four (24) months thereafter.

         5. Compensation. For all services rendered by Consultant to Corporation hereunder, Consultant shall receive a fee of $6,000.00 per month for the first twelve (12) months of the term hereof and $3,000.00 per month for the second twelve (12) months of the term hereof.

         6. Expenses. Corporation shall reimburse Consultant (upon the submission by Consultant of reasonably itemized accounts thereof) for such out-of-pocket costs and expenses as Consultant may reasonably incur in connection with Consultant's performance of his services hereunder.

         7. Confidential Data. Consultant recognizes and acknowledges that the list of Corporation's customers, as it may exist from time to time, its financial data, computer programs and future plans of Corporation are valuable, special and unique assets of Corporation. At no time will Consultant disclose any such list or information, or any part thereof to any person, firm, corporation, association or other entity for any reason or purpose whatsoever. In the event of a breach or threatened breach by Consultant of the provisions of this paragraph, Corporation shall be entitled to an injunction restraining Consultant from disclosing in whole or in part, such list or information, or from rendering any services to any person, firm, corporation, association or other entity to whom such list or information, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein shall be construed as prohibiting Corporation from pursuing any other remedies available to them for such breach or threatened breach, including recovery of damages from Consultant.

         8.      Termination.

                 (a) Consultant may elect to terminate this Agreement at any time upon thirty (30) days prior written notice to Corporation.



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                 (b)      The Agreement shall terminate upon the happening of
any of the following events:

                          (1)     the death of Consultant;

                          (2)     the dissolution of Corporation; or

                          (3)     at any time by written agreement of the
                                  parties.

                 (c) Corporation may elect to terminate this Agreement upon thirty (30) days prior written notice to Consultant if:

                          (1)     Consultant is grossly negligent in the
conduct of his services hereunder or wilfully derelict in his duties hereunder;

                          (2)     Consultant commits any fraud or material
misrepresentation in connection with his services hereunder;

                          (3)     Consultant violates any covenant in this
Agreement and does not cure such violation within ten (10) days after notice to Consultant thereof; and

                          (4)     Consultant or any of his affiliates files,
makes or commences any action, suit or claim against Corporation or any of its subsidiaries or affiliates or any of their respective assets.

         9.      Payment of Compensation in Event of Termination.
Notwithstanding anything contained herein to the contrary, in the event Consultant is terminated pursuant to paragraph 8 hereof, Corporation shall pay Consultant all accrued but unpaid compensation but shall have no further obligation to pay compensation hereunder.

         10.     Notices.   All notices required to be given under this
Agreement shall be in writing, sent certified mail, return receipt requested, postage prepaid, to the following addresses:

                 IF TO CONSULTANT:               IF TO CORPORATION:

                 Charles E. Weed                 Aviation Group, Inc.
                 461 Dudley                      1327 Empire Central, Suite 260
                 Shreveport, LA  71104           Dallas, TX  75247

         11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.





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         12.     Waiver.  The waiver by either party hereto of any breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach by either party hereto.

         13. Binding Effect and Assignment. This Agreement shall be binding upon the parties hereto, their heirs, personal representatives and successors and assigns. This Agreement is personal as to Consultant and may not be assigned by Consultant without first obtaining the written consent of Corporation. No duties of Consultant may be performed for him by any other party.

         14. Entire Agreement. This Agreement contains the entire understanding of the parties relating to the engagement of Consultant by Corporation. It may not be changed orally but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification, extension or discharge is sought.

         15. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of the Agreement.

         16. Waiver, etc. The failure of either of the parties hereto at any time to enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor in any way affect the validity of this Agreement or any provision hereof or the right of either of the parties hereto thereafter to enforce each and every provision of this Agreement. No waiver of any breach of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party against whom or which enforcement of such waiver is sought; and no waiver of any such breach shall be construed or deemed to be a waiver of any other or subsequent breach.

         17. Relationship. It is the intent of the parties hereto that Consultant shall be an independent contractor as to Corporation and its subsidiaries and shall not be deemed or construed to be an agent, partner or joint venturer of or with Corporation or any of its subsidiaries by reason of this Agreement. Consultant shall serve solely as a consultant, adviser and source of information and shall take no action on behalf of, or bind, either Corporation or any of its subsidiaries with respect to any third parties by virtue of this Agreement.





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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                     CORPORATION:

WITNESSES:                           AVIATION GROUP, INC.,
                                     a Texas corporation


  /s/ [ILLEGIBLE]                     By: /s/ LEE SANDERS
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                                     Name: Lee Sanders
                                          ------------------------------------
                                     Title: Chairman & C.E.O.
                                           -----------------------------------


                                     CONSULTANT:



  /s/ [ILLEGIBLE]                    /s/ CHARLES E. WEED
---------------------------          -----------------------------------------
                                     Charles E. Weed





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